COSÌ®

Rich In Tradition and Positioned to Grow



CONSUMER CONFERENCE

September 16, 2015

Disclaimer:

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Matters discussed in this presentation that relate to events or developments which are expected to occur in the future, including any discussion, expressed or implied, of anticipated growth, new store openings, operating results or earnings, constitute forward-looking statements under the federal securities laws and not statements of historical fact. The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive," or similar words, or negatives of these words, identify forward- looking statements. We qualify any forward-looking statements entirely by these cautionary factors. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to:

- the cost of our principal food products and supply and delivery shortages and interruptions;
- labor shortages or increased labor costs;
- changes in demographic trends and consumer tastes and preferences, including changes resulting from concerns over nutritional or safety aspects of beef, poultry, produce, or other foods or the effects of food-borne illnesses, such as E. coli, “mad cow disease” and avian influenza or “bird flu”; competition in our markets, both in our business and in locating suitable restaurant sites;
- our operation and execution in new and existing markets;
- expansion into new markets, including foreign markets;
- our ability to attract and retain qualified franchisees and our franchisees’ ability to open restaurants on a timely basis;
- our ability to locate suitable restaurant sites in new and existing markets and negotiate acceptable lease terms;
- the rate of our internal growth and our ability to generate increased revenue from our existing restaurants;
- our ability to generate positive cash flow from existing and new restaurants;
- fluctuations in our quarterly results due to seasonality;
- increased government regulation and our ability to secure required government approvals and permits;
- our ability to create customer awareness of our restaurants in new markets;
- the reliability of our customer and market studies;
- cost effective and timely planning, design and build out of restaurants;
- our ability to recruit, train and retain qualified corporate and restaurant personnel and management;
- market saturation due to new restaurant openings;
- inadequate protection of our intellectual property;
- our ability to obtain additional capital and financing;
- adverse weather conditions which impact customer traffic at our restaurants; and
- adverse economic conditions.

Further information regarding factors that could affect our results and the statements made herein are included in our filings with the Securities and Exchange Commission. Additional information is available on the Cosi, Inc. website at www.getcosi.com.

Copies of this deck will be available on the Così® Website: Getcosi.com



Così
RESTAURANT
SANDWICHS

Our History

- Founded in Paris in 1989
- Born from a 2,000 year old recipe for our signature hearth baked flatbread originated by the Romans
- Became a favorite lunch spot for local Parisians
- Opened in NYC to rave reviews
- Goes public in 2002

COSÌ

An Operating Model That Works

- RJ Dourney establishes Hearthstone Associates
- Purchases 3 Cosi® restaurants in 2005 and becomes a franchisee
- The "Hearthstone Model" is born and becomes the foundation to grow a profitable business

How We Operate: The "Hearthstone Model"

- Be the BEST
- Work with INTEGRITY and PASSION
- Be ACCOUNTABLE
- GIVE BACK to our communities
- Measure our success by our RESULTS

Our Results: Hearthstone Associates

- Excels and grows a Cosi economic model that works
- 8 years of positive comparable store sales growth
- Consistently strong unit level economics
- Grows 13 profitable restaurants in Massachusetts

A Strong Economic Model

2014	Panera (1)	Chipotle (2)	Hearthstone (3) (Average)	Hearthstone (4) (Top Performers)
AUV	$2.5 Million	$2.5 Million	$1.6 Million	$2.4 Million
Store EBITDA $	$0.4 Million	$0.7 Million	$0.2 Million	$0.5 Million
Store EBITDA %	17.9%	27.2%	14.7%	22%
Dev. Cost	$1.1-3.2 Million	$0.8 Million	$0.8 Million	$1.0 Million

(1) AUV - August 2015 QSR Magazine, QSR Top 50; EBITDA and Development – Panera 2014 Annual Filings
(2) AUV - August 2015 QSR Magazine, QSR Top 50; EBITDA and Development – Chipotle 2014 Annual Filings
(3) Average of Hearthstone portfolio exclusive of airport locations. All information from Hearthstone financial records.
(4) Average of top performers in Hearthstone portfolio exclusive of airport locations. All information from Hearthstone financial records.

Positioned to Grow

- Shareholders encourage Cosi Board of Directors to hire RJ Dourney as CEO in early 2014
- RJ Dourney joins Cosi as CEO in March 2014
- Made bold decisions immediately to set the stage for a successful turnaround

The Turnaround Begins

- The Support Center is relocated from 27,000 sf in suburban Chicago to 7,000 sf in Boston
- 12 underperforming units are closed
- A talented leadership team is assembled
- The cornerstones of the turnaround strategy are defined for a staged implementation

COSÌ

A Winning Turnaround Strategy: Baseline

- Attract capital and capitalizing the Balance Sheet
- A clear vision and a winning culture
- Constantly grow, develop, and upgrade talent
- Mine opportunities to right-size the portfolio
- Replicate the “Hearthstone Model”

A Winning Turnaround Strategy: Our Food

- Improve the quality of our ingredients and build upon our "good for you", "clean", and "fresh" attributes
  - Naturally-raised, no-antibiotics-added chicken
  - Clean salad dressings and soups
  - And yes: Ingredients are locally sourced when we can
- Track closely where the consumer is going
- No one else makes bread from scratch right in front of you!

COSÌ

A Winning Turnaround Strategy: Our Menu

- Across the board, we made a statement: Our food is outstanding
- We simplified the menu
  - Over 10 years, the menu had become complex and confusing
  - This made it hard for our guests and our employees
  - We reduced the menu by 33% in two waves which allows us to be faster, while staying on track with what our guests want











COSÌ

A Winning Turnaround Strategy: Our Brand

- Research and understand our customer base and what differentiates our brand
- Leverage the appeal of our brand to loyal guests and net promoters

A Winning Turnaround Strategy: Our Brand

- We are focusing on our restaurants after years of neglect so we can re-introduce our brand and invite new guests
  - Menu boards are done in all corporate and franchise locations
  - POS systems have been replaced to be more efficient and reliable
  - We are refreshing a large segment of our portfolio and creating a clean canvas from which to appropriately brand our restaurants
  - Our re-branding will entail murals, paintings, awnings and signage, and furniture where needed

COSÌ

A Winning Turnaround Strategy: Our Operations

- Focused primarily on three areas we know drive financial results
  - Establish systems to drive speed, accuracy, and a strong value proposition that exceeds our guest's expectations
  - Take great care of our people, develop them, keep them engaged and satisfied, and increase our bench-strength to grow
  - Never deviate from the "Hearthstone Model"

Building the Foundation to Grow

- Continue the implementation of our multi-faceted turnaround cornerstones throughout the corporate and franchise portfolios
- Drive awareness, trial, and new traffic through guest outreach and innovative marketing strategies that are cost effective and highly impactful
  - Cosi has engaged GYKAntler to help us re-introduce our brand to our guests and new guest segments
- Continue close partnerships with our franchise partners and create a solid platform for growth

“Growing” Forward

- We will open a total of 6 new franchise locations in 2015
- In 2016 we are expecting an additional 10+ franchise unit openings
- We are currently in dialogue with four groups to join our 12 franchisees
- Of course, we are carefully sourcing the right franchise partners
- Finally, the “Hearthstone Model” is and will continue to be our north star as we grow

Understanding the Numbers

- Hearthstone and Cosi merged in April, 2015
- At the same time Cosi purchased 5 cash flow positive units from three franchisees for a total of $250k.
- Our numbers do not yet reflect the full impact of our multiple initiatives
- We have a rich future ahead

Initial Progress Indicators



Cosi 2014-2015 Sales Comp % By Quarter
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
-12.0%
-14.0%
-12.4%
-7.5%
-1.9%
4.2%
4.4%
2.1%


Committed to making the world a better place.
Smart Fit menu items to supplement a balanced diet & active lifestyle.
We connect the community
Ancient grains
through our food & people.
Line caught, dolphin-safe albacore tuna
There is only one way to make bread: made from scratch and baked fresh in our hearth ovens all day.
Naturally raised, no antibiotics added chicken
Passion lives in everything we do.
Superfoods
Coffee made from the top 5% of global beans & roasted sustainably in small batches.
Wild caught Alaskan salmon
We create good-for-you food
that has unbelievable flavor.
All natural soups using made-from-scratch stocks & natural ingredients. No preservatives ever.
Our commitment to quality is never compromised.
Obsessed with perfecting flavor: house made marinades, all natural dressings.
#cosibetterworld

COSÌ